Exhibit 99.1

FOR IMMEDIATE RELEASE

Bacterin to Purchase the Outstanding Common Stock of X-spine Systems, Inc., Creating Xtant Medical

Combines Bacterin’s strength in orthobiologics with X-spine’s expertise in hardware offering complementary product lines focused on orthopedic and spine surgical procedures.

•	Pro forma revenue and EBITDA for the combined company for the 12 months ended December 31, 2014 was approximately $77.5 million and $3.9 million, respectively.
•	Strategic combination to offer complementary product lines to more comprehensively serve customers for a wide range of orthopedic and spine surgical procedures.
•	Expands distribution footprint to over 300 field sales representatives, and over 50 national accounts and regional health system/IDN contracts.
•	Bacterin International Holdings, Inc. to be renamed Xtant Medical Holdings, Inc.
•	A management call will be held tomorrow morning at 8:00 AM ET.

Belgrade, Mont. — July 27, 2015 — Bacterin International Holdings, Inc. (OTCQX: BONE), a leader in the development of revolutionary bone graft material, announced today that it intends to purchase the outstanding shares of privately held X-spine Systems, Inc., a global medical device manufacturer of leading products for spinal surgery, headquartered in Miamisburg, Ohio, in exchange for approximately 4.24 million shares of Bacterin common stock and approximately $60 million in cash, subject to customary working capital adjustments, and including the extinguishment of approximately $13 million of X-spine debt. The transaction will position the combined company as a comprehensive supplier for spine surgery procedures that offers both hardware and biologics through a more substantial national distribution footprint.

"This transaction joins two strong and growing organizations and reinforces the strategic initiatives outlined earlier this year to expand our product offerings, strengthen customer relationships and expand our distribution capabilities. We are excited to leverage further our combined operating platform and exceptional talent to drive, significant and ongoing value for our stockholders. With the addition of X-spine, we will have a stronger financial profile with over $80 million of revenue and positive EBITDA," said Dan Goldberger, Bacterin's CEO.

X-spine has numerous products for the treatment of spinal disease, with an emphasis on less-invasive treatments for the degenerative spine, X-spine’s state-of-the art spinal implants and instrumentation are highly complementary to Bacterin’s leading orthobiologics portfolio. The great majority of spinal procedures using X-spine’s product portfolio could use an orthobiologic that Bacterin currently offers.

"We look forward to broadening our success through a combination with Bacterin and accessing their outstanding portfolio of regenerative medicine products. This transaction will increase the scope of our organization with a new, diversified portfolio of products focused on the orthopedic and spine markets. Furthermore, we will be able to offer those diversified products to our established customer base, representing an accessible revenue growth opportunity for the combined business. I look forward to working with Dan and his team to open the next chapter of our mutual success," said Dr. David Kirschman, X-spine Systems' president and CEO.

Transaction Details

The transaction will be funded by an amended and restated $42 million senior secured debt facility with OrbiMed and $65 million of convertible senior notes. OrbiMed has also entered into a definitive agreement to purchase $53 million of convertible senior notes.

William Blair & Company, L.L.C. served as financial advisor to Bacterin in conjunction with the transaction.

New Company Name and Additions to Management Team

Concurrent with the closing, Bacterin International Holdings, Inc. will change its name to Xtant Medical Holdings, Inc. Dr. David Kirschman, currently X-spine CEO, will join the management team and serve as Executive Vice President and Chief Scientific Officer of Xtant Medical Holdings, Inc. He will also be President of X-spine Systems, the hardware subsidiary. Dr. Kirschman will also be appointed to the Xtant Medical Holdings, Inc. Board of Directors.

Conference Call Details

Bacterin will host a conference call to discuss the transaction on Tuesday, July 28, 2015 at 8:00AM ET. Management will reference a presentation, which will be available in the investor section of Bacterin's website and on the website of the Securities and Exchange Commission, at www.sec.gov.

Conference date: July 28, 2015, 8:00 AM ET

Conference dial-in: 877-269-7756

International dial-in: 201-689-7817

Conference Call Name: Bacterin's Management Update Call

Webcast Registration: CLICK HERE

About Bacterin International Holdings, Inc.

Bacterin International Holdings, Inc. (OTCQX: BONE) develops, manufactures and markets biologics products to domestic and international markets. Bacterin's proprietary methods optimize the growth factors in human allografts to promote bone growth, subchondral repair and dermal growth. These products are used in a variety of applications including enhancing fusion in spine surgery, relief of back pain, promotion of bone growth in foot and ankle surgery, promotion of cranial healing following neurosurgery and subchondral repair in knee and other joint surgeries. For further information, please visit www.bacterin.com.

About X-spine Systems Inc.

X-spine is a medical device manufacturer that provides class-leading products for the treatment of spinal disease. With an emphasis on less-invasive treatments for the degenerative spine, X-spine offers state-of-the art spinal implants and instrumentation to an expanding global market. For more information, please visit www.x-spine.com.

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Important Cautionary Notes Regarding Pro Forma Financial Information and Forward-looking Statements

This press release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "continue," "efforts," "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "strategy," "will," "goal," "target," "prospects," "potential," "optimistic," "confident," "likely," "probable" or similar expressions or the negative thereof. Statements of historical fact also may be deemed to be forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements that speak only as of the date on which they are made. Forward-looking statements reflect management’s current estimates, projections, expectations and beliefs, and are subject to risks and uncertainties outside of our control that may cause actual results to differ materially from what is indicated in those forward-looking statements. We assume no duty to update the forward-looking statements.

These statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others, the occurrence of the risks described in the "Risk Factors" section included as an exhibit to our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 27, 2015. In addition to those factors, the following factors, among others could cause our actual results to differ materially from forward-looking or actual performance: the possibility that conditions to closing the proposed X-spine acquisition are not satisfied on a timely basis or at all; the possibility that modifications to the terms of the transaction may be required; changes in the anticipated timing for closing the transaction; difficulty integrating our business and X-spine’s businesses or realizing the projected benefits of the transaction; and diversion of management time on transaction and integration related issues. Annualized, pro forma, projected and estimated numbers used in this press release are used only for illustrative purposes and are not forecasts and may not reflect actual results.

This new release contains certain supplemental measures of performance, such as EBITDA, that are not required by, or presented in accordance with, generally accepted accounting principles in the United States ("GAAP"). Such measures should not be considered as replacements of GAAP. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found at the end of this news release.

The unaudited pro forma financial information contained in this news release is included for informational purposes only and does not purport to reflect the results of operations or financial position that would have occurred had Bacterin and X-spine operated on a combined basis during the periods presented. The unaudited pro forma financial information should not be relied upon as being indicative of our financial condition or results of operations had the X-spine transaction occurred on the date assumed nor as a projection of our results of operations or financial position for any future period or date. The unaudited pro forma financial information should be read in conjunction with the historical financial statements and related notes of Bacterin and X-spine.

BACTERIN INTERNATIONAL HOLDINGS, INC. Pro Forma, Combined Calculation of EBIDTA

stated in $000's	For the twelve months ended December 31,	For the three months ended March 31,
	2014	2015
Loss From Operations Before Impairment	$(365)	$(890)
Non-Cash Compensation	$935	$230
Depreciation & Amortization	$3,284	$942
EBITDA	$3,854	$282

INVESTOR CONTACT:
Rich Cockrell
investorrelations@thecockrellgroup.com
877-889-1972

MEDIA CONTACT:
Melissa Christensen
mchristensen@metzgeralbee.com
720-833-5918

or

Doyle Albee
doyle@metzgeralbee.com
303-736-9156